AUGUST 8, 2019

SUPPLEMENT TO

HARTFORD SCHRODERS SECURITIZED INCOME FUND STATEMENT OF ADDITIONAL INFORMATION

(THE HARTFORD MUTUAL FUNDS II, INC.)

DATED MARCH 1, 2019, AS SUPPLEMENTED MAY 7, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

1.	Mr. William P. Johnston, who has served as a member of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Company”) since 2005 and served as Chairman of the Company since 2015, is retiring in September 2019. In connection with Mr. Johnston’s retirement, the Board has appointed Mr. Lynn S. Birdsong as Chairman.

2.	Under the heading “FUND MANAGEMENT,” the information for Laura S. Quade in the Officers and Interested Directors table is deleted.

This Supplement should be retained with your SAI for future reference.